==========================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
March 31, 2008

GLOBAL GREEN SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51198
(State or other jurisdiction of incorporation)	(Commission File No.)

789 West Pender Street, Suite 1010
Vancouver, British Columbia
Canada   V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===========================================================================

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 31, 2008, Global Greensteam LLC (“Greensteam”), a subsidiary of Global Green Solutions Inc. signed a contract with Aera Energy LLC (“Aera”), one of California’s largest oil and gas producers, to provide Aera with steam for enhanced oil recovery operations. Greensteam’s combustion system utilizes waste biomass for fuel and will replace steam currently being generated by natural gas fired units.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit No.	Document Description

	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of April, 2008.

GLOBAL GREEN SOLUTIONS INC.

BY:	_”Arnold Hughes” ________________________
Arnold Hughes
Principal Financial Officer, Principal Accounting Officer and Treasurer

EXHIBIT 99.1
NEWS RELEASE

Global Green Solutions to Provide Renewable Steam to Aera Energy

San Diego, CA – April 3, 2008 – (GGRN:OTCBB Cusip 37947A105) Global Greensteam renewable energy systems will be producing steam from waste biomass in a California oilfield under a contract signed between Global Greensteam LLC, a subsidiary of Global Green Solutions Inc. (GGRN:OTCBB), and Aera Energy LLC, one of California’s largest oil and gas producers. The steam will be purchased by Aera for enhanced oil recovery operations, replacing steam currently being generated by natural gas fired units.

Recent California legislation banned the open burning of agricultural waste biomass with the intent of reducing air pollution. Global Greensteam’s biomass combustion system is significantly more efficient than open burning and the project supports California’s Global Warming Solutions Act of 2006, a greenhouse gas emissions reduction program.

“This is an exciting opportunity for us to demonstrate the capability of our Greensteam systems, which are uniquely suited to utilize the significant amount of waste biomass in this area in an environmentally-sensitive manner while generating sustainable and cost-effective energy for Aera,” said Doug Frater, president and CEO of GGRN.

The initial system will be constructed at an Aera oilfield near Bakersfield, California. It is scheduled to begin operation in late 2008. An additional nine units are planned for installation over a three-year period.

Global Green Solutions Inc., www.globalgreensolutionsinc.com  develops and implements ecotechnology solutions for renewable energy and reduction of greenhouse gas emissions. Global Green Solutions Inc. is a U.S. public traded company (OTCBB:GGRN) with offices in Vancouver, San Diego, El Paso, New York, London, Brussels and Johannesburg.

Investor Relations                                                                              Media Relations
North America                                                                                     Nancy Tamosaitis
Halsey Johnston                                                                                 Vorticom Public Relations
604-606-7967 or 800.877.1626                                                             212.532.2208
haljohnston@globalgreensolutionsinc.com                                   Nancyt@vorticom.com

Europe, Middle East and Africa
Shaun Brown
Innovator Capital Limited
+44.207.297.6840
shaun.brown@innovator-capital.com

 Safe Harbor for Forward Looking Statements: Except for historical information contained herein, the contents of this press release contain forward-looking statements that involve risks and uncertainties, including but not limited to economic, competitive, governmental and technological factors affecting the company’s operations, markets, products and prices as well as other factors addressed in the company’s filings with the Securities and Exchange Commission.